Exhibit 10.2

NORTHWEST AIRLINES CORPORATION

      STOCK INCENTIVE PLAN

Restricted Stock Award Agreement

This RESTRICTED STOCK AWARD AGREEMENT (this “Agreement”), dated as of the      day of        ,    , is entered into by and between NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the “Company”), and         , an employee of the Company or a subsidiary of the Company (the “Grantee” and, together with the Company, the “Parties”).

RECITALS

WHEREAS, on        ,     (the “Date of Grant”), the Compensation Committee (or a subcommittee thereof) of the Board of Directors of the Company (the “Committee”) awarded the Grantee         shares of the Company’s Common Stock, par value $0.01 (“Common Stock”), pursuant to, and subject to the terms and provisions of the Company’s        Stock Incentive Plan, as amended (the “Plan”).

NOW, THEREFORE, in consideration of the Grantee’s services to the Company and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereto agree as follows:

1.                                       Grant of Restricted Stock and Escrow of Restricted Stock.

a.                                       Grant of Restricted Stock.  The Grantee is entitled to          shares of Common Stock pursuant to the terms and conditions of this Agreement (the “Restricted Stock”).

b.                                      Escrow of Restricted Stock.  To insure the availability for delivery of the Grantee’s Restricted Stock, the Grantee hereby appoints the Secretary of the Company, or any other person designated by the Company as escrow agent, as its attorney-in-fact to assign and transfer unto the Company such Restricted Stock, if any, forfeited by the Grantee pursuant to Section 4 below and shall, upon execution of this Agreement, deliver and deposit with the Secretary of the Company, or such other person designated by the Company, the share certificates representing the Restricted Stock, together with the stock assignment duly endorsed in blank, attached hereto as Exhibit A.  The Restricted Stock and stock assignment shall be held by the Secretary in escrow until the Restricted Period (as defined below) has lapsed with respect to the shares of Restricted Stock, or until such time as this Agreement no longer is in effect.

2.                                       Restrictions and Restricted Period.

a.                                       Restrictions.  Shares of Restricted Stock granted hereunder may not be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of and shall be subject to a risk of forfeiture as described in Section 4 below until the lapse of the Restricted Period (as defined below).

b.                                      Restricted Period.  Unless the Restricted Period is previously terminated pursuant to Section 4 of this Agreement, the restrictions set forth above shall lapse and the shares of Restricted Stock shall become fully and freely transferable (provided, that such transfer is otherwise in accordance with federal and state securities laws) and non-forfeitable as to       [describe vesting schedule]           , beginning            ,      (the “Restricted Period”).  Notwithstanding anything to the contrary, the release of the shares of Restricted Stock hereunder shall be conditioned upon Grantee making adequate provision for federal, state or other tax withholding obligations, if any, which arise upon the release of the shares from the Restricted Period (unless a Section 83(b) election has been filed), whether by withholding, direct payment to the Company, or otherwise.

3.                                       Rights of a Stockholder.  From and after the Date of Grant and for so long as the Restricted Stock is held by or for the benefit of the Grantee, the Grantee shall have all the rights of a stockholder of the Company with respect to the Restricted Stock, including, but not limited to, the right to receive dividends and the right to vote such shares.

4.                                       Termination of Employment.

a.                                       Termination of Employment; Forfeiture of Restricted Stock.  Except as otherwise provided in this Section 4, in the event of the Grantee’s termination of employment during the Restricted Period, the shares of Restricted Stock and any and all accrued but unpaid dividends that are at that time subject to restrictions set forth herein, shall be forfeited to the Company without payment of any consideration by the Company, and neither the Grantee nor any of his successors, heirs, assigns, or personal representatives shall thereafter have any further rights or interests in such shares of Restricted Stock or certificates.

b.                                      Death or Disability.  In the event a termination of Grantee’s employment as a result of Grantee’s death or Disability (as defined below) occurs during the Restricted Period, the Restricted Period shall lapse with respect to               shares of Restricted Stock that is at that time subject to restrictions set forth herein.  The term “Disability” shall mean the Grantee’s physical or mental condition which prevents continued performance of Grantee’s duties and for which Grantee establishes by medical evidence that such condition will be permanent and continuous during the remainder of Grantee’s life or is likely to be of at least three (3) years’ duration.

c.                                       Termination of Employment in Connection with a Change in Control.  In the event Grantee is employed by the Company and there is a Change in Control (as defined in Annex A attached hereto), the Restricted Period shall lapse in accordance with the following:

(i) If the Change in Control occurs pursuant to Section (a) of such definition, then, immediately upon termination of Grantee’s employment either after the occurrence of the Change in Control or prior to such occurrence if such termination is in connection with such Change in Control, the Restricted Period shall lapse with respect to all of the Restricted Stock that is at that time subject to restrictions set forth herein.

(ii) If the Change in Control occurs pursuant to Section (b), (c) or (d) of such definition, then, immediately upon the effective date of such Change in Control, the Restricted Period shall lapse with respect to all of the Restricted Stock that is at that time subject to restrictions set forth herein.

5.                                       Certificates.  Restricted Stock granted herein may be evidence in such manner as the Committee shall determine.  If certificates representing Restricted Stock are registered in the name of the Grantee, then the Company shall retain physical possession of the certificate.

6.                                       Legends. All certificates representing any of the shares of Restricted Stock subject to the provisions of this Agreement shall have endorsed thereon the following legend:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE HOLDER OF THE SHARES, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY.”

7.                                       Section 83(b) Election.  The Grantee hereby acknowledges that he has been informed that, with respect to the grant of Restricted Stock, an election may be filed by the Grantee with the Internal Revenue Service, within 30 days of the Date of Grant, electing pursuant to Section 83(b) of the Internal Revenue Code of 1986, as amended, to be taxed currently on the fair market value of the Restricted Stock on the Date of Grant.

THE GRANTEE ACKNOWLEDGES THAT IT IS THE GRANTEE’S SOLE RESPONSIBILITY AND NOT THE COMPANY’S TO FILE TIMELY THE ELECTION UNDER SECTION 83(b) OF THE CODE, EVEN IF THE GRANTEE REQUESTS THE COMPANY OR ITS REPRESENTATIVE TO MAKE THIS FILING ON THE GRANTEE’S BEHALF.

BY SIGNING THIS AGREEMENT, THE GRANTEE REPRESENTS THAT HE HAS REVIEWED WITH HIS OWN TAX ADVISORS THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT AND THAT HE IS RELYING SOLELY ON SUCH ADVISORS AND NOT ON ANY STATEMENTS OR REPRESENTATIONS OF THE COMPANY OR ANY OF ITS AGENTS.  THE GRANTEE UNDERSTANDS AND AGREES THAT HE (AND NOT THE

COMPANY) SHALL BE RESPONSIBLE FOR ANY TAX LIABILITY THAT MAY ARISE AS A RESULT OF THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

8.                                       Termination of this Agreement.  Upon termination of this Agreement, all rights of the Grantee hereunder shall cease.

9.                                       Miscellaneous.

a.                                       Notices.  Any notice required or permitted under this Agreement shall be deemed given when delivered personally, or when deposited in a United States Post Office, postage prepaid, addressed, as appropriate, to the Grantee either at his address herein below set forth or such other address as he may designate in writing to the Company, or to the Company to the attention of the Secretary, at the Company’s address or such other address as the Company may designate in writing to the Grantee.

b.                                      Failure to Enforce Not a Waiver.  The failure of the Company or the Grantee to enforce at any time any provision of this Agreement shall in no way be construed to be a waiver of such provision or of any other provision hereof.

c.                                       Governing Law.  This Agreement shall be governed by and construed according to the laws of the State of Minnesota without giving effect to the choice of law principles thereof.

d.                                      Amendments.  This Agreement may be amended or modified at any time by an instrument in writing signed by the Parties.

e.                                       Agreement Not a Contract of Employment.  Neither the grant of Restricted Stock, this Agreement nor any other action taken in connection herewith shall constitute or be evidence of any agreement or understanding, express or implied, that the Grantee is an employee of the Company or any subsidiary of the Company.

f.                                         Entire Agreement; Plan Controls.  This Agreement and the Plan contain the entire understanding and agreement of the Parties concerning the subject matter hereof, and supersede all earlier negotiations and understandings, written or oral, between the Parties with respect thereto.  This Agreement is made under and subject to the provisions of the Plan, and all of the provisions of the Plan are hereby incorporated by reference into this Agreement.  In the event of any conflict between the provisions of this Agreement and the provisions of the Plan, the provisions of the Plan shall govern.  By signing this Agreement, the Grantee confirms that he has received a copy of the Plan and has had an opportunity to review the contents thereof.

g.                                      Captions.  The captions and headings of the sections and subsections of this Agreement are included for convenience only and are not to be considered in construing or interpreting this Agreement.

h.                                      Counterparts.  This Agreement may be executed in counterparts, each of which when signed by the Company or the Grantee will be deemed an original and all of which together will be deemed the same agreement.

i.                                          Assignment.  The Company may assign its rights and delegate its duties under this Agreement. If any such assignment or delegation requires consent of any state securities authorities, the parties agree to cooperate in requesting such consent. This Agreement shall inure to the benefit of the successors and assigns of the Company and, subject to the restrictions on transfer herein set forth, be binding upon the Grantee, his heirs, executors, administrators, successors and assigns.

j.                                          Severability.  This Agreement will be severable, and the invalidity or unenforceability of any term or provision hereof will not affect the validity or enforceability of this Agreement or of any other term or provision hereof.  Furthermore, in lieu of any invalid or unenforceable term or provision, the Parties intend that there be added as a part of this Agreement a valid and enforceable provision as similar in terms to such invalid or unenforceable provision as may be possible.

IN WITNESS WHEREOF, the Parties have executed this Agreement on the day and year first above written.

NORTHWEST AIRLINES CORPORATION

By
[Name]
[Title]

The undersigned hereby accepts and agrees to all the terms and provisions of the foregoing Agreement.

Number of Shares

Address

ANNEX A

Definition of Change in Control

The term “Change in Control” shall mean any one of the following:

(a)                                  (i) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Securities Exchange Act of 1934 (the “Exchange Act”)) (a “Person”), other than one or more Permitted Holders or their Related Parties or any group comprised exclusively of Permitted Holders or their Related Parties, of beneficial ownership (within the meaning of Rule 13d-3 and 13d-5 promulgated under the Exchange Act, except that such person shall be deemed to have “beneficial ownership” of all shares that any such Person has the right to acquire, whether such right is exercisable immediately or only after the passage of time) of 20% or more (or, if such Person is an Institutional Investor (as such term is defined in the Rights Agreement dated as of November 20, 1998 between Northwest Airlines Corporation and Norwest Bank Minnesota, N.A.), 25% or more), of either (A) the then outstanding shares of Common Stock of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) (the “Outstanding Common Stock”) or (B) the combined voting power of the then outstanding voting securities of the Company (or its successor by merger, consolidation or purchase of all or substantially all of its assets) entitled to vote generally in the election of directors (the “Outstanding Voting Securities”), and (ii) the Permitted Holders or their Related Parties collectively “beneficially own” (within the meaning of Rule 13d-3 promulgated under the Exchange Act) a lesser percentage of that which is described in each of clause (A) and  (B) above and do not have the right or ability by voting power, contract or otherwise to elect or designate for election a majority of the board of directors of the Company or such successor;

(b)                                 Individuals who, as of the date hereof, constitute the Board of Directors of the Company (the “Incumbent Board”) cease for any reason to constitute at least a majority of such Board; provided, however, that any individual becoming a director subsequent to the date hereof, whose election, or nomination for election by the Company’s stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board of Directors of the Company;

(c)                                  Consummation by the Company of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, and (ii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of such Board providing for such Business Combination; or

(d)  Approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

EXHIBIT A

ASSIGNMENT SEPARATE FROM CERTIFICATE

FOR VALUE RECEIVED, [                 ] (the “Grantee”) hereby assigns and transfers unto NORTHWEST AIRLINES CORPORATION, a Delaware corporation (the “Company”), (           ) shares of Company’s common stock, par value $0.01 per share (the “Common Stock”), standing in his name on the books of said corporation represented by Certificate No.      herewith and does hereby irrevocably constitute and appoint                                to transfer the said stock on the books of the within named corporation with full power of substitution in the premises.

This Assignment Separate from Certificate may be used only in accordance with the Restricted Stock Agreement (the “Agreement”) of the Company and the undersigned dated              ,     .

Dated:	,	Signature: